COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

VEL II ACCOUNT

Supplement dated August 3, 2010 supplanting Supplement dated July 9, 2010 to the Prospectus dated April 30, 2010 (the “Prospectus”)

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On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. On July 14, 2010, the SEC and GS&Co. entered into a consent agreement settling this action. On July 20, 2010, the U. S. District Court entered into a final judgment approving the settlement.

Neither Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”) or Epoch Securities, Inc. (“Epoch”) nor any separate accounts of Commonwealth Annuity (the “Separate Accounts”) were named in the complaint, and the complaint did not seek any penalties against them or against any employee who is or has been part of Commonwealth Annuity or Epoch.

Commonwealth Annuity and Epoch have received temporary exemptive relief from the SEC to permit them to continue serving as depositor and principal underwriter, respectively, for the Separate Accounts.   Due to a provision in the law governing the operation of registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the District Court’s final judgment.  GS&Co. and certain other affiliated companies have obtained similar temporary exemptive relief, and all of the companies have applied for final exemptive relief. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters. In the view of Commonwealth Annuity and Epoch neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Commonwealth Annuity, Epoch or their affiliates to provide services to the Separate Accounts.

This Supplement should be retained with your Prospectus for future reference.

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